UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	September 10, 2008

RIDGEWOOD ELECTRIC POWER TRUST V
(Exact Name of Registrant as Specified in Charter)

Delaware	0-24143	22-3437351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1314 King Street, Wilmington, DE	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(302) 888-7444

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01.  Other Events.

On September 10, 2008, Ridgewood Near East Holdings LLC and its wholly-owned subsidiary, RW Egyptian Holdings, LLC (together, the “Sellers”), entered into amendments to each of (i) the Sale and Purchase Agreement, dated June 5, 2008 (the “Sale Agreement”), with Horus Private Equity Fund III, LP (“Horus”) and Mariridge for Infrastructure Projects (“Mariridge”, and together with Horus, the “Purchasers”), pursuant to which the Sellers are to sell to the Purchasers all of Sellers’ interests in Ridgewood Egypt for Infrastructure LLC (“REFI”) and (ii) the Escrow Agreement, dated June 5, 2008 (the “Escrow Agreement”), with HSBC Egypt, as escrow agent, pursuant to which, among other things, Horus deposited into escrow, pending closing, the purchase price to be paid to the Sellers pursuant to the Sale Agreement and certain additional amounts (the “Escrowed Funds”).

Mariridge is owned and controlled by Mr. Zaki Girges, who currently serves as General Manager of REFI. Ridgewood Near East Holdings LLC is owned 14.1% by Ridgewood Electric Power Trust V (“Trust V”), 68.1% by The Ridgewood Power Growth Fund (“Growth Fund”) and 17.8% by Ridgewood/Egypt Fund.  Trust V and Growth Fund are referred to herein together as the “Reporting Funds” and each is referred to herein individually as a “Reporting Fund”.

The Sale Agreement was amended solely to extend the Early Termination Date (as defined in the Sale Agreement) from September 10, 2008 to October 15, 2008 and the Escrow Agreement was amended solely to extend the date for the return of the Escrowed Funds from September 10, 2008 to October 15, 2008.

The Sale Agreement and the Escrow Agreement (the “Agreements”) were filed as exhibits to Current Reports on Form 8-K filed by the Reporting Funds with the Securities and Exchange Commission (the “SEC”) on June 13, 2008.  The Agreements and summaries thereof provided in such Forms 8-K are incorporated by reference herein.

Forward-looking Information

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements regarding expectations as to the completion of the sale and the other transactions contemplated by the Sale Agreement. The forward-looking statements contained herein involve risks and uncertainties that could cause actual results to differ materially from those referred to in the forward-looking statements. Such risks include, but are not limited to, the ability of the parties to the Sale Agreement to satisfy the conditions to closing specified in the Sale Agreement.

Additional Information and Where to Find It

 This report may be deemed to be solicitation material in respect of the sale contemplated by the Sale Agreement.  Each of the Reporting Funds intends to file with the SEC a definitive consent statement to be used by such Reporting Fund to solicit the approval of its shareholders for the transaction. You are urged to read the definitive consent statement regarding the transaction, if and when it becomes available, and any other relevant documents filed by a Reporting Fund with the SEC, as well as any amendments or supplements thereto, because they will contain important information. You can obtain free copies of such materials (including any consent statement) filed by a Reporting Fund with the SEC, as well as other filings containing information about each Reporting Fund at http://www.sec.gov. Each Reporting Fund will also provide copies of any definitive consent statement and other information filed with the SEC to any shareholder of the Reporting Fund, at the actual cost of reproduction, upon written request to Daniel V. Gulino, Esq., Senior Vice President and General Counsel, at Ridgewood Renewable Power LLC, 947 Linwood Avenue, Ridgewood, New Jersey 07450-2939, at telephone number (201) 447-9000, or by e-mail at generalcounsel@ridgewoodpower.com.

 Participants in Solicitation

The Reporting Funds and their executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies or consents from the Reporting Funds’ shareholders with respect to the sale contemplated by the Sale Agreement.  Information regarding the officers and directors of the Reporting Funds, including direct or indirect interests in the sale, by securities holdings or otherwise, will be set forth in a definitive consent statement that will be filed by the Reporting Funds with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIDGEWOOD ELECTRIC POWER TRUST V

Date: September 15, 2008	By:	/s/ JEFFREY H. STRASBERG
	Name:	Jeffrey H. Strasberg
	Title:	Executive Vice President and Chief Financial Officer